© 2026 Ameresco, Inc. All rights reserved. ameresco.com Q1 2026 Supplemental Information May 4, 2026

2 Safe Harbor Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained herein specifically include expectations about market conditions, pipeline, visibility, backlog, pending agreements, new and expanding market opportunities, financial guidance including estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments; guidance related to the proposed Neogenyx Fuels transaction, the governance, operating and financial terms of the Neogenyx Fuels transaction, and the anticipated closing date thereof, if at all, statements regarding potential future growth prospects of the joint venture, and Ameresco’s intended use of the proceeds from the contribution of assets to the joint venture; the impact of policies and regulatory changes, supply chain disruptions, shortage and cost of materials and labor, other macroeconomic and geopolitical challenges; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.The forward-looking statements included herein involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward- looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. These risks and uncertainties include, but are not limited to: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; the fiscal health of the government and the impact of a prolonged government shutdown and reductions in the federal workforce; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects; our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements; the impact of macroeconomic challenges, weather related events and climate change; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges, tariffs and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; the effects of and ability to close our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; and risks related to our international operation and international growth strategy. These and other risks are described under the "Risk Factors" section in our most recent Annual Report on Form 10-K, our quarterly reports on Form 10- Q, and other documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation represent our views as of the date on which such statement is made. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date on which such statement was made. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non- GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q1 2026 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $290.5M $90.9M $20.0M

Projects 72% Assets 15% O&M 8% Other 5% $401M Revenue Projects 15% Assets 74% O&M 6% Other 5% $40M Adjusted EBITDA* 80% of Adjusted EBITDA Came From Recurring Lines of Business 4 * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareQ1 2026 80% Recurring 23% Recurring

Energy Asset Portfolio – 3/31/2026 5 839 MWe of Energy Assets in Operation: 69 MW of non-RNG biogas, 87 MW of RNG, 446 MW of Solar, 226 MW of Battery, 11 MW of Other 568 MWe1 of Energy Assets in Development Operating Energy Assets, 839 MWe Other, 1% Battery, 27% Solar, 53% Biogas: RNG, 10% Biogas: Non-RNG, 8% Energy Assets in Development & Construction, 568 MWe1 Firm Generation2, 24% Battery, 39% Solar, 24% Biogas, 13% Numbers may not sum due to rounding Ameresco’s Ownership 1Includes approximately 35 MW from Lemoore data center opportunity

Energy Asset Balance Sheet – 3/31/2026 6 1 Non-Core Debt associated with our international joint ventures 2 Debt to EBITDA, as calculated under our Sr. Secured Credit agreement 3 Net of unamortized debt discount and debt issuance costs of $5.7M on Corporate Debt and $48.5M on Energy Debt $1.12B3 of our Energy Asset Debt is associated with operating energy assets. $0.36B3 of our Energy Asset Debt is associated with energy assets still in development & construction. $1.58B of the $1.99B3 of total debt on our balance sheet is debt associated with our energy assets (“Energy Asset Debt”). Total Debt $1.99B Corporate Debt $0.38B Non-Core Debt, International JVs1 $0.03B ▼ Energy Asset Debt $1.58B 3.2x2 leverage $0.51B $0.36B $1.65B $1.22B Energy Asset Book Value Energy Asset Debt 74% advance rate Operating Development & Construction 70% advance rate

Energy Efficiency1 48% Domestic Solar + BESS 9% International Solar + BESS 12% Thermal Energy2 13% Hydropower 7%Microgrid with Distributed Resources 9% Other 2% Total Project Backlog by Solution Energy Infrastructure 50% Diversified Total Project Backlog of $5.3B 7 As of 3/31/2026 1 Energy Efficiency includes solutions such as: Building Envelope, Lighting, HVAC, Controls, Central Plant, etc. 2 Thermal Energy includes solutions such as: Cogeneration (CHP), Natural Gas Power Plant, etc. 3 IPP = Independent Power Producer, or similar Civilian Agency 11% Defense Dept. and Related 24% Public Sector 16% K-12 Schools 4% Higher Education 7% Public Housing 1% Healthcare 1% Commercial & Industrial 5% Domestic Utility / IPP3 10% International Utility / IPP3 12% Data Center 6% Other 2% Total Project Backlog by Customer Segment U.S. Federal Government 35% MUSH 29%

Non-GAAP Adjusted Cash from Operations Trend 8

$0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 $3,500,000,000 $4,000,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 9 $2.50 billion $3.79 billion ~ 12-24 months to contract ~ 12-36 months of revenue 16.8 year weighted average lifetime $2.77 billion $1.54 billion 14.8 year weighted average PPA remaining 1 $2.06B Additional estimated revenue from market price RNG 2 $1.73B 1 Estimated contracted revenue and incentives during PPA period 2 Estimated additional revenue from operating RNG assets over a 20-year period, assuming RINs at $1.50/gallon and brown gas at $3.50/MMBtu with $3.00/MMBtu for LCFS on certain projects

# Introducing: Neogenyx Fuels

NEOGENYX
FUELS
AN AMERESCO COMPANY

**Ameresco and HASI – a leading investor in sustainable infrastructure assets – announced their agreement to spin-off Ameresco's biofuels business into a newly formed joint venture: Neogenyx Fuels**

- Neogenyx Fuels will be a premier developer, owner, and operator of advanced fuel solutions accelerating the global energy transition
- JV is structured to drive long-term growth by pairing deep technical expertise and proven execution capabilities with enhanced, scalable access to capital
- Neogenyx Fuels will be one of the largest developers of biogas projects in the U.S., a product of Ameresco's 25-year track record in greenfield development and long-term asset operation
- Powered by an integrated and multidisciplinary team of ~160 employees

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Unlocking Embedded Value: Neogenyx Fuels 11 • Neogenyx Fuels will be owned 70% by Ameresco and 30% by HASI • Ameresco will contribute its biofuels business into the joint venture and HASI will invest $400 million • $300 million will be directly invested into Neogenyx Fuels and $100 million will be direct compensation to Ameresco for the existing business • Transaction represents a strategic step to unlock the significant value embedded in Ameresco's biofuels business, representing a $1.8 billion post-money enterprise value $1,033 $300 $490 Pre-Money Equity Value Cash into the JV Neogenyx Fuels Debt Enterprise Value (m ill io n s ) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Neogenyx Fuels Enterprise Value $1,823

Updated Ameresco Guidance 12 • Ameresco plans to consolidate Neogenyx Fuels, and therefore revenue will remain largely unchanged on a consolidated basis • However, 30% of Neogenyx net income will be attributable to our partner and reflected below the line as non-controlling interest, reducing the amounts attributable to Ameresco’s shareholders • Our reported Adjusted EBITDA, as well as our operating assets and assets in development metrics will reflect our 70% ownership of Neogenyx once the transaction is closed • Results reflect our expectations for a closing in Q2 • On the balance sheet, we will consolidate the full value of the Neogenyx Fuels assets and liabilities, including all of the Neogenyx Fuels debt, but we will record HASI’s 30% share of the joint venture’s equity in the non-controlling interest line within shareholder’s equity FY 2026 Guidance Bridge: Impact of Neogenyx Fuels Minority Sale ADJUSTED EBITDA ($000s) Low Range High Range Original Guidance 270,000 295,000 (-) HASI Minority Interest (20,000) (25,000) Revised Guidance 250,000 270,000 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST ($000s) Low Range High Range Original Guidance (20,000) (25,000) (-) HASI Minority Interest (2,000) (4,000) Revised Guidance (22,000) (29,000) NON-GAAP EPS Low Range High Range Original Guidance $1.10 $1.35 (-) HASI Minority Interest ($0.04) ($0.07) Revised Guidance $1.06 $1.28

# Destination: Net Zero

Since 2010, Ameresco's renewable energy assets & customer projects delivered a Carbon Emission Reduction equivalent to:

## 140+ Million Metric Tons of $CO_2$

Aggregate Metric Tons of $CO_2$ Avoided per Year


Millions
20
18
16
14
12
10
8
6
4
2
2M
3M
4M
5M
6M
7M
8M
10M
11M
13M
14M
15M
16M
17M
18M
2011
2012
2013
2014
2015
2016
2017
2018
2019
(First Reported)
2020
2021
2022
2023
2024
2025

Ameresco's 2025 Carbon Emission Reduction of approximately **18M Metric Tons of $CO_2$** is equal to one of…

Carbon dioxide emissions from… **~ 46 billion miles driven by an average passenger vehicle**

or

Carbon sequestered by… **~18 million acres of U.S. forests in one year**

*Note: Annual figures rounded from historic reporting. These preliminary data estimates are derived from a methodology that leverages data captured on Ameresco assets owned and operating and customer projects. The annual carbon impact is calculated using these Ameresco inputs and source GHG emission factors published by the US EPA eGrid database to calculate the avoided carbon emissions of any given asset or project.*

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# **Doing Well by Doing Good:** Committed to a Lasting Impact

- **Company culture focused on the lasting impact of our business across employees, customers, partners, communities, planet, industry & beyond**
- Commitment to bring our vision to “energize a sustainable world” to life across 1,500+ employees and customer footprint spanning North America & Europe
- Highlights of most recent Impact Report include:
  - Ameresco’s owned energy assets helped customers avoid 625,000 MT of $CO_2e$ in 2025, which is 174% of Ameresco’s 2025 scope 1 + 2 emissions
  - Numerous customer stories focused on climate action, energy efficiency, decarbonization and energy infrastructure resilience
  - Giving Back: 3,707 hours spent C.A.R.I.N.G. for our communities
  - 23,203 hours of employee training completed companywide
  - Best-in-class Cybersecurity infrastructure and models


AMERESCO
Impact Report 2025
People, Planet & Policy: 25 Years of Impact

- Access the full report on our website at: ameresco.com/2025-impact-report/

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ameresco.com © 2026 Ameresco, Inc. All rights reserved. to Our Customers, Employees, and Shareholders Thank You

16 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income attributable to common shareholders, including impact from redeemable non-controlling interests, before income tax (benefit) provision, other expenses net, depreciation, amortization of intangible assets, accretion of asset retirement obligations, stock-based compensation expense, energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, stock-based compensation expense, impact from redeemable non-controlling interests, contingent consideration, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset and goodwill impairment, contingent consideration, restructuring and other charges, impact from redeemable non-controlling interest, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Non-GAAP Adjusted Cash from Operations We define Non-GAAP adjusted cash from operations as cash flows from operating activities plus proceeds from ITC sales and proceeds from Federal ESPC projects. Cash received in payment of ITC sales are, as of our fiscal year 2025, treated as investing activities under GAAP. Federal ESPC projects are treated as financing cash flows under GAAP. These cash flows, however, correspond to benefits generated by the underlying assets and projects. Thus, we believe that adjusting operating cash flow to include the cash generated from ITC sales and by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses Non-GAAP adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our operations.

GAAP to Non-GAAP Reconciliation 17 (Unaudited) (Unaudited) Adjusted EBITDA: Net loss attributable to common shareholders (18,283) (5,483) Impact from redeemable non-controlling interests - (525) (Less) plus: Income tax (benefit) provision (3,184) 1,188 Plus: Interest and other expenses, net 27,814 18,110 Plus: Depreciation and amortization 29,263 23,940 Plus: Stock-based compensation 4,176 2,844 Plus: Energy asset impairment 334 - Plus: Contingent consideration, restructuring and other charges 352 560 Adjusted EBITDA 40,472 40,634$ Adjusted EBITDA margin 10.1% 11.5% Non-GAAP net income and EPS: Net loss attributable to common shareholders (18,283) (5,483) Adjustment for accretion of tax equity financing fees (46) (27) Impact of redeemable non-controlling interests - (525) Plus: Energy asset impairment 334 - Plus: Contingent consideration, restructuring and other charges 352 560 Income Tax effect of Non-GAAP adjustments - (146) Non-GAAP net loss (17,643) (5,621) Earnings per share: Diluted net loss per common share (0.35)$ (0.10)$ Effect of adjustments to net income 0.02 (0.01) Non-GAAP EPS (0.33)$ (0.11)$ Non-GAAP Adjusted cash from operations Cash flows from operating activities 35,395$ (28,304)$ Plus: proceeds from Federal ESPC projects 26,583 29,731 Non-GAAP Adjusted cash from operations 61,978$ 1,427$ 2026 2025 Three Months Ended March 31,

GAAP to Non-GAAP Reconciliation (continued) 18 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net (loss) income attributable to common shareholders (4,290)$ (16,669)$ 1,579$ 1,097$ (18,283)$ Less: Income tax benefit (1,634)$ (1,098)$ (272)$ (180)$ (3,184)$ Plus: Interest and other expenses, net 8,031$ 18,320$ 711$ 752$ 27,814$ Plus: Depreciation and amortization 825$ 28,036$ 253$ 149$ 29,263$ Plus: Stock-based compensation 3,022$ 631$ 314$ 209$ 4,176$ Plus: Energy asset impairment -$ 334$ -$ -$ 334$ Plus (less): Contingent consideration, restructuring and other charges (110)$ 460$ 1$ 1$ 352$ Adjusted EBITDA 5,844$ 30,014$ 2,586$ 2,028$ 40,472$ Adjusted EBITDA margin 2.0% 49.4% 8.6% 10.1% 10.1% Three Months Ended March 31, 2026

# GAAP to Non-GAAP Reconciliation (continued)

| ($ in Thousands) | | | | 2017 | | | | 2018 | | | | 2019 | | | | 2020 | | | | 2021 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Cash Flow from Operations | (24,653) | (7,654) | (10,696) | (31,786) | (19,633) | (39,337) | (45,803) | (37,071) | (20,066) | 25,097 | (21,160) | (58,094) | (51,160) | (11,471) | (75,568) | (51,640) | (21,955) | (10,193) | (18,796) | (38,724) |
| Proceeds from sales of ITC[1] | | | | | | | | | | | | | | | | | | | | |
| Proceeds from Federal ESPC projects | 22,374 | 26,316 | 24,964 | 35,167 | 38,869 | 48,303 | 42,673 | 36,582 | 33,082 | 43,906 | 44,667 | 39,598 | 43,189 | 32,769 | 83,802 | 61,198 | 72,402 | 60,987 | 54,331 | 33,520 |
| Non-GAAP Adjusted Cash from Operations | (2,279) | 18,662 | 14,268 | 3,381 | 19,237 | 8,966 | (3,130) | (489) | 13,016 | 69,003 | 23,506 | (18,496) | (7,971) | 21,298 | 8,234 | 9,558 | 50,447 | 50,794 | 35,535 | (5,204) |
| Rolling 8-qtr Non-GAAP Adjusted Cash from Operations | 7,372 | 9,595 | 7,550 | 8,481 | 9,888 | 7,845 | 7,553 | 7,327 | 9,239 | 15,531 | 16,686 | 13,952 | 10,551 | 12,092 | 13,513 | 14,769 | 19,447 | 17,171 | 18,675 | 20,336 |

| ($ in Thousands) | | | | 2022 | | | | 2023 | | | | 2024 | | | | 2025 | | | | 2026 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Cash Flow from Operations | (57,758) | (19,862) | (55,952) | (276,122) | (31,722) | 34,674 | (65,118) | 58,772 | (92,621) | (6,572) | (29,570) | 20,817 | 53,314 | 25,091 | 18,376 | (28,304) | (26,874) | 17,712 | (42,895) | 35,396 |
| Proceeds from sales of ITC[1] | | | | | | | | | | | | | | | | | 70,788 | | 61,585 | |
| Proceeds from Federal ESPC projects | 36,640 | 44,026 | 45,031 | 64,788 | 56,943 | 52,134 | 64,495 | 42,309 | 34,390 | 30,604 | 47,040 | 19,580 | 100,550 | 9,269 | 35,380 | 29,731 | 5,689 | 46,619 | 17,682 | 26,583 |
| Non-GAAP Adjusted Cash from Operations | (21,118) | 24,163 | (10,921) | (211,333) | 25,220 | 86,808 | (623) | 101,081 | (58,231) | 24,032 | 17,469 | 40,397 | 153,864 | 34,360 | 53,756 | 1,427 | 49,603 | 64,331 | 36,372 | 61,979 |
| Rolling 8-qtr Non-GAAP Adjusted Cash from Operations | 18,693 | 19,051 | 16,657 | (10,955) | (14,108) | (9,606) | (14,126) | (840) | (5,479) | (5,496) | (1,947) | 29,519 | 45,600 | 39,044 | 45,841 | 33,384 | 46,864 | 51,901 | 54,264 | 56,962 |

[1] Starting in 2025, proceeds from the sale of transferable ITCs are classified as investing activities in accordance with recent interpretations under US GAAP. These amounts are added back to non-GAAP Adjusted Cash from Operations to support period-over-period comparability.

AMERESCO

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